MANAGER'S DISCUSSION

Your Fund's Objective:
Franklin's AGE High Income Fund seeks to provide investors with high current income, with a secondary objective of principal appreciation. The fund invests in a diversified portfolio consisting primarily of high-yield, lower-rated corporate bonds.

                                                            January 15, 1997
Dear Shareholder:

We are pleased to bring you the semi-annual report of Franklin's AGE High Income Fund for the period ended November 30, 1996. During this period, the economy was marked by a low annualized inflation rate of approximately 3% and moderate growth in gross domestic product (third quarter GDP increased approximately 2%). As a result, interest rates declined, with the yield on the 10-year U.S. Treasury note falling from 6.85% on May 31, 1996, to 6.04% on November 30, 1996. These conditions were very favorable for the U.S. equity and high-yield bond markets, and within this environment, your fund's Class I shares generated a six-month total return of +8.22%, as discussed in the Performance Summary on page 6.

Industry positioning and individual company selection played significant roles in the fund's performance. For example, during this six-month period, we increased the fund's largest sector, Wireless Communications, from 6.8% to 11.0% of total net assets, to take advantage of the consolidation and deregulation occurring in the industry. One merger which benefited your fund directly was the agreement made on August 26, 1996, between MFS Communications, one of our holdings, and WorldCom. Furthermore, the alliance announced in November 1996 between the giant U.S. long-distance provider MCI Corp. and British Telecom sparked a price rally in this sector as investors anticipated the next buyout. Bonds we own issued by IntelCom Group and Intermedia Communications of Florida rose in price, in part because of these industry developments. Our holdings of Sprint Spectrum bonds performed well in anticipation of the firm's introduction of a new wireless technology, called PCS, offering clearer reception and better security than conventional cellular telephone service.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Several other sectors also aided the fund's performance during this six-month period. The chemical industry performed well as rising global demand for food, lower grain supplies, and smaller crop-growing areas increased world demand for the fertilizer needed by growers to increase crop yields. Industry mergers also helped to increase the price of several of our bond holdings. In the Metals & Mining sector, the fund's focus on companies that we considered to be undervalued rewarded us with rapid price appreciation of their bonds. Two such companies were Acme Metals and Algoma Steel, both of which produce steel and steel products for the industrial equipment market. During this six-month period, the price of our bonds in Acme appreciated by 12.6%, while Algoma's appreciated 5.0%. Among Automotive companies, a new position in parts-supplier Collins & Aikman benefited from the growing tendency of car manufacturers to outsource automotive parts production.

   Franklin's AGE High Income Fund
   Top 10 Issuers on 11/30/96

   Based on Total Net Assets

   Company                                                  % of Total
   Industry                                                 Net Assets

   American Standard, Inc.                                    1.84%
   Industrial

   Cablevision Systems Corp.                                  1.67%
   Cable Television

   RJR Nabisco, Inc.                                          1.46%
   Consumer Goods

   Rogers Communications, Inc.                                1.45%
   Cable Television

   Continental Cablevision, Inc.                              1.39%
   Cable Television

   Paging Network, Inc.                                       1.27%
   Wireless Communication

   PanAmSat Corp.                                             1.25%
   Media & Broadcasting

   IMC Fertilizer Group, Inc.                                 1.22%
   Chemicals

   Repap New Brunswick                                        1.21%
   Forest & Paper Products

   Rapp International Finance Co.                             1.21%
   Forest & Paper Products

For a detailed listing of portfolio holdings, please see page 10 of this report.

On the sell side, the fund decreased its weightings in various sectors. We elected to take profits and reduced our weighting in Forest & Paper Products companies from 7.0% of total net assets to 6.1% because we believed that the business cycle of this sector had passed its peak. We also reduced our assets invested in the Food Retailing sector from 6.9% to 5.5% in response to the changing competitive environment.

Looking forward, we believe that moderate economic growth may continue in the near future and that inflation may remain subdued, keeping interest rates low. As long as these trends stay in place, the short-term future appears constructive. While we do not believe there is significant, near-term risk of recession, it is important to keep in mind that we are in the sixth year of the current economic cycle. Because this is a long time by historical standards, we expect to continue our current policy of maintaining a conservative stance toward credit risk by investing in higher-quality companies within the high-yield corporate bond sector. Even though this strategy may not maximize current yield or short-term results, we feel that such an approach should provide optimal returns over the long term.

Of course, while high yield corporate bonds and Franklin's AGE High Income Fund fared well during the reporting period, we cannot guarantee that this trend will continue. As stated in the fund's prospectus, investing in Franklin's AGE High Income Fund entails a greater degree of credit risk relative to investing in a fund of higher-rated, lower-yielding securities. It should not be considered a complete investment program, and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. Those on fixed incomes, including retired individuals, should consider the increased risk of loss of principal that is present with an investment in higher risk securities such as those contained in the fund's portfolio.

Many investors have found the fund's broad diversification and professional management can help to reduce, though not eliminate, the risks involved. On November 30, 1996, Franklin's AGE High Income Fund had 203 positions in its portfolio, and the fund's largest issuer represented only 1.84% of total net assets. By limiting our exposure to any one industry or issuer, we seek to reduce the impact that a poorly performing security or sector could have on your investment.

This discussion reflects the strategies we employed for the fund during the past six months, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

We believe that our management approach should present a positive, long-term investment opportunity for shareholders of the fund. As always, we welcome your questions, appreciate your support, and look forward to serving you in the years to come.

Sincerely,


Rupert H. Johnson, Jr.
President
Franklin's AGE High Income Fund

PERFORMANCE SUMMARY

Class I
The price of the fund's Class I shares, as measured by net asset value, increased $0.09, from $2.79 on May 31, 1996, to $2.88 on November 30, 1996. Your fund met its investment objective of providing high current income to shareholders. For the six-month period ended November 30, 1996, the fund's Class I shares paid income distributions totaling 13.2 cents ($0.132) per share. Based on an annualization of November's monthly dividend of 2.2 cents ($0.022) per share and the maximum offering price of $3.01 on November 30, 1996, your fund's distribution rate for Class I shares was 8.77%. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future trends.

Franklin's AGE High Income Fund Class I shares posted cumulative total returns of +8.22% and +13.87% for the six-month and one-year periods ended November 30, 1996. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends, and does not include the initial sales charge. Past performance is not predictive of future results.

While we expect market volatility in the short term, we have always maintained a long-term perspective in managing Franklin's AGE High Income Fund, and we encourage shareholders to do the same. Class I shares, for example, provided an average annual total return of +11.74% over the past five years, as shown in the table on page 7.



Franklin's AGE High Income Fund
Class I
Periods ended November 30, 1996

                                                                                 Since
                                                                               Inception
                                           One-Year    Five-Year   Ten-Year   (12/31/69)
Cumulative Total Return1                     13.87%      81.64%     155.01%     880.90%
Average Annual Total Return2                  9.16%      11.74%       9.35%       8.67%
Value of $10,000 Investment3                $10,916     $17,421     $24,441     $93,843
Distribution Rate4                                 8.77%
30-Day Standardized Yield5                         8.80%
                                      11/30/92  11/30/93   11/30/94  11/30/95   11/30/96
One-Year Total Return6                 15.97%    16.75%     -0.85%    17.89%     13.87%



1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 4.25% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charge.

4. Distribution rate is based on an annualization of the fund's current monthly dividend of 2.2 cents ($0.022) per share, and the maximum offering price of $3.01 on November 30, 1996.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended November 30, 1996. The fund's high distribution rate and yield reflect the higher credit risk associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

6. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

Note: Prior to July 1, 1994, the fund's Class I shares were offered at a lower initial sales charge, with dividends reinvestedat the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends, and implemented a plan of distribution under Rule 12b-1, which will affect future performance. All total return figures assume reinvestment of dividends and capital gains at net asset value, and take into account the effect of 12b-1 fees from the date of the plan's implementation. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
Class II

The price of the fund's Class II shares, as measured by net asset value, increased $0.09, from $2.79 on May 31, 1996, to $2.88 on November 30, 1996. Your fund met its investment objective of providing high current income to shareholders. For the six-month period ended November 30, 1996, the fund's Class II shares paid income distributions totaling 12.41 cents ($0.1241) per share. Based on an annualization of November's monthly dividend of 2.07 cents ($0.0207) per share and the maximum offering price of $2.91 on November 30, 1996, your fund's distribution rate for Class II shares was 8.54%. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future trends.

Franklin's AGE High Income Fund Class II shares posted cumulative total returns of +7.91% and +13.25% for the six-month and one-year periods ended November 30, 1996. Cumulative total return measures the change in value of an investment, assuming the reinvestment of dividends, and does not include the initial sales charge. Past performance is not predictive of future results. While we expect market volatility in the short term, we have always maintained a long-term perspective in managing Franklin's AGE High Income Fund, and we encourage shareholders to do the same.


Franklin's AGE High Income Fund
Class II
Periods ended November 30, 1996

                                                                        Since
                                                                      Inception
                                                          One-Year    (5/16/95)
Cumulative Total Return1                                    13.25%      19.20%
Average Annual Total Return2                                11.05%      11.26%
Value of $10,000 Investment3                               $11,105     $11,792
Distribution Rate4                                                8.54%
30-Day Standardized Yield5                                        8.53%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 1.00% initial sales charge and the 1.00% contingent deferred sales charge (CDSC) applicable to shares redeemed within the first 18 months after purchase. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the sales charges.

4. Distribution rate is based on an annualization of the fund's current monthly dividend of 2.07 cents ($0.0207) per share, and the maximum offering price of $2.91 on November 30, 1996.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended November 30, 1996. The fund's high distribution rate and yield reflect the higher credit risk associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

Note: All total return figures assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN HIGH INCOME TRUST

AGE High Income Fund

Statement of Investments in Securities and Net Assets, November 30, 1996 (unaudited)



     Face                                                                                              Value
    Amount                                                                                           (Note 1)
                    Bonds 87.1%
                    Automotive 1.1%
$   9,000,000       Collins & Aikman Products, senior sub. notes, 11.50%, 04/15/06............       $ 9,641,250
   16,750,000       SPX Corp., senior sub. notes, 11.75%, 06/01/02 ...........................        18,801,875
                                                                                                   -------------
                                                                                                      28,443,125
                                                                                                   -------------
                    Cable Television7.8%
   29,000,000       Bell Cablemedia, Plc., senior disc. notes, zero coupon to 07/15/99,
                     (original accretion rate 11.95%), 11.95% thereafter, 07/15/04 ...........        25,085,000
   17,400,000       Cablevision Industries Corp., senior notes, 10.75%, 01/30/02 .............        18,426,251
   20,000,000       Cablevision Systems Corp., senior sub. deb., 10.50%, 05/15/16 ............        20,300,000
    5,000,000       Cablevision Systems Corp., senior sub. deb., 9.875%, 04/01/23.............         4,775,000
   20,000,000       Comcast Cellular Communications, Inc., senior notes, Series B,
                     (original accretion rate 11.37%), 0.00%, 03/05/00 .......................        14,550,000
   15,000,000       Comcast Corp., senior sub. deb., 9.50%, 01/15/08 .........................        15,487,500
    3,000,000       Continental Cablevision, Inc., senior deb., 8.875%, 09/15/05 .............         3,386,568
    8,500,000       Continental Cablevision, Inc., senior deb., 9.50%, 08/01/13 ..............         9,919,287
   13,000,000       Continental Cablevision, Inc., senior sub. deb., 11.00%, 06/01/07 ........        14,997,437
    5,800,000       Continental Cablevision, Inc., senior sub. deb., 9.00%, 09/01/08 .........         6,665,540
   18,850,000       Diamond Cable Communications Corp., senior disc. notes, zero coupon to
                     12/15/99, (original accretion rate 11.75%), 11.75% thereafter, 12/15/05..        13,289,250
   10,000,000       Helicon Group L.P. Corp., S.F., senior secured notes, 9.00% coupon to
                     11/1/96, 11.00% thereafter, 11/01/03.....................................        10,200,000
    5,000,000       Rogers Cablesystems, Inc., senior secured deb., 10.125%, 09/01/12 ........         5,137,500
    7,000,000       cScott Cable Communications, Inc., S.F., sub. deb., 12.25%, 04/15/01 .....         4,935,000
   20,000,000       Tele-Communications, Inc., senior deb., 9.80%, 02/01/12 ..................        21,795,999
   13,000,000       Telewest Plc., deb., zero coupon to 10/01/00, (original accretion rate 11.00%),
                     11.00% thereafter, 10/01/07..............................................         8,888,750
                                                                                                   -------------
                                                                                                     197,839,082
                                                                                                   -------------
                    Chemicals3.9%
   18,000,000       Arcadian Partners, S.F., senior notes, Series B, 10.75%, 05/01/05 ........        19,935,000
   18,750,000       Harris Chemical North America, Inc., senior secured disc. notes, zero coupon
                     to 01/15/96, (original accretion rate 10.25%), 10.25% thereafter, 07/15/01       19,500,000
    3,400,000       IMC Fertilizer Group, Inc., senior deb., 9.45%, 12/15/11 .................         4,140,013
    8,400,000       IMC Fertilizer Group, Inc., senior notes, 9.25%, 10/01/00 ................         9,217,639
    7,800,000       IMC Fertilizer Group, Inc., senior notes, Series B, 10.125%, 06/15/01 ....         8,549,978
    8,100,000       IMC Fertilizer Group, Inc., senior notes, Series B, 10.75%, 06/15/03 .....         8,951,754
   15,000,000       Terra Industries, Inc., senior notes, Series B, 10.50%, 06/15/05 .........        16,387,500
    4,850,000       UCC Investors, senior sub. notes, 11.00%, 05/01/03 .......................         5,213,750
    6,000,000       UCC Investors, sub. notes, zero coupon to 05/01/98, (original accretion rate
                     12.00%), 12.00% thereafter, 05/01/05 ....................................         5,280,000
                                                                                                   -------------
                                                                                                      97,175,634
                                                                                                   -------------
                    Consumer Goods  3.0%
$  17,000,000       Coleman Holdings, Inc., senior secured disc. notes, (original accretion rate
                     10.875%), 0.00%, 05/27/98 ...............................................      $ 14,365,000
    3,600,000       Herff Jones, Inc., senior sub. notes, 11.00%, 08/15/05 ...................         3,870,000
    6,500,000       Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 ........         6,467,500
   15,000,000       Revlon Consumer Products Corp., senior sub. notes, 10.50%, 02/15/03 ......        15,825,000
    4,900,000       Revlon Worldwide Corp., senior secured disc. notes, (original accretion rate
                     12.00%), 0.00%, 03/15/98 ................................................         4,250,750
   20,000,000       RJR Nabisco, Inc., senior notes, 9.25%, 08/15/13 .........................        20,450,000
    9,600,000       Sealy Corp., senior sub. notes, 9.50%, 05/01/03 ..........................         9,744,000
                                                                                                   -------------
                                                                                                      74,972,250
                                                                                                   -------------
                    Containers & Packaging2.2%
    9,000,000       Container Corp. of America, senior notes, Series A, 11.25%, 05/01/04 .....         9,765,000
   12,000,000       Container Corp. of America, senior notes, Series A, 9.75%, 04/01/03 ......        12,600,000
    2,600,000       Four M Corp., senior notes, 12.00%, 06/01/06..............................         2,684,500
   12,000,000       Owens Illinois, Inc., senior sub. notes, 9.75%, 08/15/04 .................        12,510,000
    5,500,000       Owens Illinois, Inc., S.F., senior deb., 11.00%, 12/01/03 ................         6,091,250
   13,400,000       Riverwood International Corp., 10.25%, 04/01/06...........................        13,065,000
                                                                                                   -------------
                                                                                                      56,715,750
                                                                                                   -------------
                    Energy3.3%
   22,000,000       bAbraxas Petroleum Corp., senior notes, 11.50%, 11/01/04..................        22,825,000
   12,000,000       Clark USA, Inc., senior notes, 10.875%, 12/01/05 .........................        12,435,000
    6,750,000       Energy Ventures, senior notes, 10.25%, 03/15/04 ..........................         7,340,625
    9,400,000       Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06......................         9,864,125
   17,000,000       Gulf Canada Resources, Ltd., senior sub. notes, 9.25%, 01/15/04 ..........        18,147,500
    4,300,000       Mesa Operating Co., 11.625%, 07/01/06.....................................         2,950,875
    8,600,000       Nuevo Energy Co., senior sub. notes, 9.50%, 04/15/06......................         9,030,000
                                                                                                   -------------
                                                                                                      82,593,125
                                                                                                   -------------
                    Financial Services0.5%
   10,500,000       bHomeside Finance, Inc., senior notes, 11.25%, 05/15/03...................        11,707,500
                                                                                                   -------------
                    Food & Beverages4.4%
    4,567,000       Beatrice Foods, Inc., senior sub. notes, 1.00%, 12/01/26..................           525,205
    3,100,000       Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 ...........         3,208,500
    2,500,000       Darling-Delaware Co., Inc., S.F., senior sub. notes, 11.00%, 07/15/00 ....         2,512,500
   24,742,090       Del Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 .......................        23,504,986
    1,540,000       Dr Pepper Bottling Co. of Texas, senior notes, 10.25%, 02/15/00 ..........         1,609,300
    2,000,000       Dr Pepper Bottling Holdings, S.F., senior disc. notes, zero coupon to 02/15/98,
                     (original accretion rate 11.625%), 11.625% thereafter, 02/15/03 .........         1,870,000
                    Food & Beverages (cont.)
$  11,200,000       bInternational Home Foods, senior sub notes, 10.375%, 11/01/06............      $ 11,480,000
   14,225,000       PMI Acquisition Corp., senior sub. notes, 10.25%, 09/01/03 ...............        14,722,875
   14,000,000       RC/Arbys Corp., senior secured notes, 9.75%, 08/01/00.....................        13,650,000
   19,000,000       Specialty Foods Corp., senior notes, Series B, 10.25%, 08/15/01 ..........        18,335,000
   19,000,000       Texas Bottling Group, Inc., senior sub. notes, 9.00%, 11/15/03 ...........        19,475,000
                                                                                                   -------------
                                                                                                     110,893,366
                                                                                                   -------------
                    Food Retailing5.0%
   12,500,000       Bruno's, Inc., senior sub. notes, 10.50%, 08/01/05 .......................        13,031,250
    5,950,000       Dominick's Finer Foods, senior sub. deb., 10.875%, 05/01/05 ..............         6,641,688
    8,900,000       Grand Union Co., senior notes, 12.00%, 09/01/04 ..........................         9,278,250
   11,600,000       P & C Food Markets, Inc., senior sub. notes, 11.50%, 10/15/01 ............        10,382,000
   14,000,000       Pathmark Stores, Inc., senior sub. notes, 9.625%, 05/01/03 ...............        13,860,000
   10,000,000       Pathmark Stores, Inc., S.F., sub. notes, 11.625%, 06/15/02 ...............        10,400,000
    5,000,000       Penn Traffic Co., senior notes, 8.625%, 12/15/03 .........................         4,150,000
   10,000,000       Penn Traffic Co., senior notes, 10.375%, 10/01/04 ........................         8,650,000
   11,000,000       Pueblo Xtra International, senior notes, 9.50%, 08/01/03 .................        10,312,500
   19,250,000       Ralphs Grocery Co., senior notes, 10.45%, 06/15/04 .......................        20,140,313
    2,000,000       Ralphs Grocery Co., senior sub. notes, 13.75%, 06/15/05 ..................         2,140,000
   16,050,000       Smith's Food & Drug Centers, Inc., senior sub. notes, 11.25%, 05/15/07....        17,695,125
                                                                                                   -------------
                                                                                                     126,681,126
                                                                                                   -------------
                    Forest & Paper Products5.4%
   15,000,000       APP International Finance, company guaranteed, 11.75%, 10/01/05 ..........        16,012,500
    7,705,229       Fort Howard Corp., S.F., pass through trust, 11.00%, 01/02/02 ............         8,129,017
   27,900,000       Rapp International Finance Co., company guaranteed, 13.25%, 12/15/05......        30,480,750
    8,000,000       Repap New Brunswick, FRN, senior notes, 8.875%, 07/15/00..................         7,920,000
   10,000,000       Repap New Brunswick, senior notes, first priority, 9.875%, 07/15/00 ......        10,000,000
   12,900,000       Repap New Brunswick, senior notes, second priority, 10.625%, 04/15/05 ....        12,577,500
   11,300,000       S.D. Warren Co., senior sub. notes, 12.00%, 12/15/04 .....................        11,978,000
   20,000,000       Tembec Finance Corp., senior notes, 9.875%, 09/30/05 .....................        18,800,000
   18,900,000       Tjiwi Kimia International, company guaranteed senior notes, 13.25%, 08/01/01      21,451,500
                                                                                                   -------------
                                                                                                     137,349,267
                                                                                                   -------------
                    Gaming & Leisure4.4%
   16,400,000       AMF Group, Inc., senior disc. notes, zero coupon to 03/15/01, (original
                     accretion rate 12.25%), 12.25% thereafter, 03/15/06......................        10,250,000
   19,900,000       Aztar Corp., senior sub. notes, 13.75%, 10/01/04 .........................        20,397,500
    7,300,000       Grand Casinos, Inc., first mortgage, 10.125%, 12/01/03 ...................         7,345,625
    9,000,000       Harrahs Operating, Inc., senior sub. notes, 10.875%, 04/15/02 ............         9,585,000
                    Gaming & Leisure (cont.)
$   4,750,000       Players International, Inc., senior notes, 10.875, 04/15/05 ..............       $ 4,726,250
   17,000,000       Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ......................        18,785,000
   22,000,000       Six Flags Theme Parks, senior sub. notes, zero coupon to 06/15/98,
                     (original accretion rate 12.25%), 12.25% thereafter, 06/15/05 ...........        20,350,000
   22,000,000       Trump Atlantic City, first mortgage, 11.25%, 05/01/06.....................        20,790,000
                                                                                                   -------------
                                                                                                     112,229,375
                                                                                                   -------------
                    Healthcare3.0%
   14,830,000       Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 .........        15,460,275
    9,000,000       Merit Behavioral Care, senior sub. notes, 11.50%, 11/15/05 ...............         9,675,000
   16,900,000       OrNda Healthcorp., senior sub. notes, 11.375%, 08/15/04 ..................        19,392,750
    9,000,000       Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625%
                     thereafter, 12/15/03.....................................................         8,685,000
    3,400,000       Tenet Healthcare Corp., senior notes, 9.625%, 09/01/02 ...................         3,774,000
    4,000,000       Tenet Healthcare Corp., senior notes, 8.625%, 12/01/03 ...................         4,280,000
   12,300,000       Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 .............        13,653,000
                                                                                                   -------------
                                                                                                      74,920,025
                                                                                                   -------------
                    Industrial6.5%
   17,200,000       b,gAllied Waste North America, Inc., senior sub. notes, 10.25%, 12/01/06..        17,673,000
   23,000,000       American Standard, Inc., senior deb., 11.375%, 05/15/04 ..................        24,840,000
   22,850,000       American Standard, Inc., S.F., senior sub. deb., zero coupon to 06/01/98,
                     (original accretion rate 10.50%), 10.50% thereafter, 06/01/05 ...........        21,593,250
    5,000,000       Coltec Industries, Inc., senior notes, 9.75%, 11/01/99 ...................         5,375,000
   18,000,000       Coltec Industries, Inc., senior sub. notes, 10.25%, 04/01/02 .............        18,990,000
   15,150,000       Goss Graphic Systems, Inc., senior sub. notes, 12.00%, 10/15/06...........        15,377,250
   15,050,000       Harvard Industries, Inc., senior notes, 12.00%, 07/15/04..................        13,168,750
   12,600,000       Inter-City Products Corp., senior secured notes, 9.75%, 03/01/00 .........        12,820,500
    9,400,000       bIntertek Finance PLC, senior sub. notes, 10.25%, 11/01/06................         9,646,750
   10,376,000       Thermadyne Industries, Inc., senior sub. notes, 10.25%, 5/01/02...........        10,739,160
   14,387,000       Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 ................        14,728,691
                                                                                                   -------------
                                                                                                     164,952,351
                                                                                                   -------------
                    Lodging2.2%
   20,000,000       HMH Properties, Inc., senior notes, 9.50%, 05/15/05 ......................        20,825,000
   20,000,000       John Q. Hammons Hotels, Inc., first mortgage, 8.875%, 02/15/04 ...........        19,725,000
    4,500,000       John Q. Hammons Hotels, Inc., first mortgage, 9.75%, 10/01/05 ............         4,590,000
   10,000,000       Red Roof Inns, Inc., senior notes, 9.625%, 12/15/03 ......................        10,100,000
                                                                                                   -------------
                                                                                                      55,240,000
                                                                                                   -------------
                    Media & Broadcasting7.9%
$  12,000,000       Ackerley Communications, Inc., senior secured notes, Series B,
                     10.75%, 10/01/03 ........................................................      $ 12,810,000
    8,700,000       American Media Operation, senior sub. notes, 11.625%, 11/15/04 ...........         9,265,500
    7,000,000       Benedek Broadcasting, senior notes, 11.875%, 03/01/05 ....................         7,577,500
   24,500,000       Benedek Communications, senior disc. notes, zero coupon to 05/15/01,
                     (original accretion rate 13.25%), 13.25% thereafter, 05/15/06............        13,597,500
   17,500,000       EZ Communications, Inc., senior sub. notes, 9.75%, 12/01/05 ..............        17,806,250
    7,100,000       Granite Broadcasting Corp., senior sub. notes, Series A, 10.375%, 05/15/05         7,242,000
    6,400,000       Hollinger International, Inc., 9.25%, 02/01/06............................         6,256,000
    5,075,000       Infinity Broadcasting Corp., senior sub. notes, 10.375%, 03/15/02 ........         5,392,188
   20,000,000       Lamar Advertising Co., senior sub. notes, 9.625%, 12/01/06................        20,425,000
   18,000,000       PanAmSat Capital Corp., L.P., S.F., senior sub. disc. notes, zero coupon to
                     08/01/98, (original accretion rate rate 11.375%), 11.375% thereafter, 08/01/03   16,650,000
   19,000,000       SCI Television, Inc., senior secured notes, 11.00%, 06/30/05..............        20,425,000
   19,200,000       SFX Broadcasting, Inc., senior sub. notes, 10.75%, 05/15/06...............        20,112,000
   14,400,000       Sinclair Broadcasting Group, senior sub. notes, 10.00%, 09/30/05 .........        14,616,000
   16,400,000       Sullivan Broadcast Holdings, deb., 13.25%, 12/15/06.......................        17,425,000
    9,500,000       Turner Broadcasting Systems, Inc., senior deb., 8.40%, 02/01/24 ..........         9,351,619
                                                                                                   -------------
                                                                                                     198,951,557
                                                                                                   -------------
                    Metals & Mining4.4%
   23,400,000       Acme Metals, Inc., senior secured disc. notes, zero coupon to 08/01/97,
                     (original accretion rate 13.50%), 13.50% thereafter, 08/01/04 ...........        23,575,500
   20,000,000       AK Steel Corporation, senior notes, 10.75%, 04/01/04 .....................        21,650,000
   18,000,000       Algoma Steel, Inc., first mortgage, 12.375%, 07/15/05 ....................        19,012,500
   17,000,000       Envirosource, Inc., senior notes, 9.75%, 06/15/03 ........................        15,895,000
   27,800,000       Gulf States Steel, first mortgage, 13.50%, 04/15/03 ......................        26,410,000
    3,090,000       Ucar Global Enterprises, Inc., senior sub. notes, 12.00%, 01/15/05 .......         3,568,950
                                                                                                   -------------
                                                                                                     110,111,950
                                                                                                   -------------
                    Retail0.4%
   10,000,000       Florsheim Shoe Co., senior notes, 12.75%, 09/01/02 .......................        10,500,000
                                                                                                   -------------
                    Restaurants1.6%
   10,850,000       Family Restaurants, Inc., senior notes, 9.75%, 02/01/02 ..................         7,540,750
    2,000,000       Flagstar Corp., senior notes, 10.75%, 09/15/01 ...........................         1,820,000
   11,000,000       Flagstar Corp., senior notes, 10.875%, 12/01/02 ..........................        10,065,000
   13,614,000       Flagstar Corp., S.F., senior sub. deb., 11.25%, 11/01/04 .................         6,568,755
    5,900,000       Foodmaker, Inc., senior notes, 9.25%, 03/01/99 ...........................         5,944,250
    8,400,000       Foodmaker, Inc., senior sub. notes, 9.75%, 06/01/02 ......................         8,421,000
                                                                                                   -------------
                                                                                                      40,359,755
                                                                                                   -------------
                    Technology & Information Systems1.4%
$  10,000,000       ADT Operations, senior sub. notes, 9.25%, 08/01/03 .......................      $ 10,700,000
    7,500,000       Bell & Howell Co., senior deb., zero coupon to 03/01/00, (original accretion
                     rate 11.50%), 11.50% thereafter, 03/01/05................................         5,437,500
    3,550,000       Bell & Howell Co., senior notes, 9.25%, 07/15/00..........................         3,621,000
    6,500,000       Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02....................         6,922,500
    7,300,000       bCelestica International, Inc., senior sub. notes, 10.50%, 12/31/06.......         7,560,063
                                                                                                   -------------
                                                                                                      34,241,063
                                                                                                   -------------
                    Textiles & Apparel1.2%
   10,300,000       cForstmann & Co., Inc., S.F., senior sub. notes, 14.75%, 04/15/99 ........         5,201,500
   15,000,000       Hartmarx Corp., senior sub. notes, 10.875%, 01/15/02 .....................        14,625,000
   10,000,000       WestPoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05 ..............        10,325,000
                                                                                                   -------------
                                                                                                      30,151,500
                                                                                                   -------------
                    Transportation4.5%
    9,000,000       Delta Air Lines, Inc., S.F., pass-through equipment trust, 10.06%, 01/02/16       10,967,120
   15,000,000       Delta Air Lines, Inc., S.F., pass-through equipment trust, 10.50%, 04/30/16       19,054,500
   19,000,000       Gearbulk Holding, Ltd., senior notes, 11.25%, 12/01/04 ...................        20,805,000
    4,900,000       Howmet Corp., senior sub. notes, 10.00%, 12/01/03 ........................         5,365,500
    2,600,000       bNewport News Shipbuilding, senior notes, 8.625%, 12/01/06................         2,645,500
    5,100,000       bNewport News Shipbuilding, senior sub. notes, 9.25%, 12/01/06............         5,202,000
   25,000,000       Sea Containers Ltd., senior notes, 10.50%, 07/01/03.......................        25,687,500
   20,422,000       United Airlines, S.F., pass-through equipment trust, Series B-2, 9.06%, 09/26/14  22,814,642
                                                                                                   -------------
                                                                                                     112,541,762
                                                                                                   -------------
                    Utilities2.0%
   17,500,000       California Energy, senior notes, zero coupon to 01/15/97, (original accretion
                     rate 10.25%), 10.25% thereafter, 01/15/04 ...............................        18,375,000
   12,900,000       El Paso Electric Co., first mortgage, 9.40%, 05/01/11.....................        13,803,000
    4,500,000       Midland Funding II, S.F., senior lease obligation, Series A, 11.75%, 07/23/05      5,017,500
   11,500,000       Midland Funding II, S.F., senior lease obligation, Series B, 13.25%, 07/23/06     13,512,500
                                                                                                   -------------
                                                                                                      50,708,000
                                                                                                   -------------
                    Wireless Communication11.0%
   26,950,000       Arch Communications Group, Inc., senior disc. notes, zero coupon to 03/15/01,
                     (original accretion rate 10.875%), 10.875% thereafter, 03/15/08..........        15,361,500
   27,250,000       Dial Call Communications, units, senior disc. notes, zero coupon to 04/15/99,
                     (original accretion rate 12.25%), 12.25% thereafter, 04/15/04............        19,075,000
   29,000,000       IntelCom Group, Inc., senior disc. notes, zero coupon to 05/01/01,
                     (original accretion rate 12.50%), 12.50% thereafter, 05/01/06 ...........        18,076,280
                    Wireless Communication (cont.)
$  27,000,000       Intermedia Communications of Florida, Inc., senior disc. notes, zero coupon
                      to 05/15/01, (original accretion rate 12.50%), 12.50% thereafter, 05/15/06   $  17,887,500
   36,400,000       bInternational Wireless Communication, units, senior disc. notes, zero coupon to
                     08/15/01, (original accretion rate 14.00%), 14.00% thereafter, 08/15/01..        20,020,000
   17,000,000       MFS Communications Co., Inc., senior disc. notes, zero coupon to 01/15/01,
                     (original accretion rate 8.875%), 8.875% thereafter, 01/15/06 ...........        12,388,750
   22,300,000       Millicom International Cellular, S.A., senior disc. notes, zero coupon to 06/01/00,
                    (original accretion rate 13.50%), 13.50% thereafter, 06/01/06.............        13,268,500
   15,000,000       Nextel Communications, senior disc. notes, (original accretion rate 9.75%),
                     0.00%, 08/15/04..........................................................         9,993,750
   38,165,000       bOccidente Y Caribe Celular, units, zero coupon to 03/15/01 (original accretion
                     rate 14.00%), 14.00% thereafter, 03/15/04 ...............................        19,082,500
   17,000,000       Paging Network, Inc., senior sub. notes, 10.125%, 08/01/07................        17,148,750
   14,800,000       bPaging Network, Inc., senior sub. notes, 10.00%, 10/15/08 ...............        14,874,000
   30,000,000       Rogers Cantel Mobile Communications, Inc., senior secured deb.,
                     9.75%, 06/01/16..........................................................        31,350,000
   23,200,000       Sprint Spectrum L.P., senior disc. notes, zero coupon to 08/01/01,
                     (original accretion rate 12.50%), 12.50% thereafter, 08/15/06 ...........        15,196,000
   18,530,000       Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06.....................        19,039,575
   30,500,000       Teleport Communications Group, senior disc. notes, 11.125%, 07/01/07......        20,854,375
   30,500,000       Wireless One Inc., 13.50%, 08/01/06.......................................        15,097,500
                                                                                                   -------------
                                                                                                     278,713,980
                                                                                                   -------------
                    Total Bonds (Cost $2,118,965,677) ........................................     2,197,991,543
                                                                                                   -------------
                    Foreign Currency Notes0.7%
                    South Africa
  108,800,000       fESCOM, E168, utility deb., 11.00%, 06/01/08 (Cost $24,628,132) ..........        17,419,330
                                                                                                   -------------
    Shares,
   Warrants
   & Rights
                    Common Stocks2.8%
      146,076       Beatrice Foods, Inc., cvt. com. ..........................................         2,483,292
      741,331       a,dBucyrus-Erie Co. ......................................................         6,115,981
      168,149       aDarling Delaware Co. ....................................................         5,611,973
       27,800       aGulf States Steel .......................................................           139,000
      111,234       aKash N' Karry Food Stores, Inc. .........................................         2,878,180
      950,964       a,dNVR, Inc. .............................................................         9,628,511
       39,757       aPenn Traffic Co. ........................................................           203,755
    2,291,953       a,dPrice Communications Corp. ............................................        18,622,118
      510,000       RJR Nabisco Holdings Corp. ...............................................      $ 16,320,000
       45,177       a,bSmith's Food & Drug Centers, Inc. .....................................         1,366,604
       97,500       a,bSpecialty Food Corp. ..................................................            48,750
      262,400       Sullivan Broadcast Holdings ..............................................         2,624,000
       38,615       aThermadyne Holdings Corp. ...............................................           907,453
      189,505       aWalter Industries, Inc., Class A ........................................         2,510,941
                                                                                                   -------------
                    Total Common Stocks (Cost $98,362,734) ...................................        69,460,558
                                                                                                   -------------
                    Preferred Stocks3.7%
      191,782       Cablevision System Corp., 11.125% pfd., Series L..........................        16,972,707
      199,000       First Nationwide Bank, 11.50% pfd. .......................................        22,686,000
       13,100       Fresenius Medical Care, 9.00%, 12/01/06...................................        13,329,250
       11,927       PanAmSat Corp., L.P., 12.75%, pfd., PIK ..................................        14,968,511
       24,429       Time Warner, Inc., 10.25%, pfd. ..........................................        26,597,074
                                                                                                   -------------
                    Total Preferred Stocks (Cost $88,225,139) ................................        94,553,542
                                                                                                   -------------
                    Partnership Units0.3%
      415,000       Freeport-McMoRan Resource Partners, Ltd., depository units (Cost $4,846,782)       7,210,625
                                                                                                   -------------
                    Warrants & Rights0.3%
       86,719       aBeatrice Foods, Inc. ....................................................         5,419,938
        8,030       aFoodmaker, Inc. .........................................................           197,418
      232,762       aGaylord Container Corp. .................................................         1,469,310
       16,789       aGrand Union Co., Series 1 ...............................................             6,296
       33,578       aGrand Union Co., Series 2 ...............................................             4,197
       36,400       aInternational Wireless Communication Holding ............................               335
        5,896       aKendall International, Inc., rights .....................................           747,531
       27,250       aNextel Communications, Inc. .............................................               272
                                                                                                   -------------
                    Total Warrants & Rights (Cost $5,876,550) ................................         7,845,297
                                                                                                   -------------
                    Total Common Stocks, Convertible Common Stocks,
                     Preferred Stocks, Partnership Units, and Warrants & Rights
                     (Cost $184,211,205) .....................................................       165,740,772
                                                                                                   -------------
                    Total Long Term Investments (Cost $2,340,905,014) ........................     2,394,480,895
                                                                                                   -------------
     Face
    Amount
                    eReceivables from Repurchase Agreements3.8%
$  96,230,234       Joint Repurchase Agreement, 5.678%, 12/02/96 (Maturity Value 96,707,557)
                     (Cost $96,661,823)
                     B.A. Securities, Inc., (Maturity Value 10,708,763)
                    Collateral: U.S. Treasury Notes, 5.75% - 6.625%, 03/31/97 - 09/30/97
                     Bear, Stearns & Co., Inc.,
                    Collateral: U.S. Treasury Bills, 12/19/96 - 05/29/97 (Maturity Value 11,037,453)
                    U.S. Treasury Notes, 5.125% - 8.50%, 04/15/97 - 11/15/98
                     B.T. Securities Corp., (Maturity Value 10,708,763)
                    Collateral: U.S. Treasury Notes, 5.875%, 11/15/99
                     CIBC Wood Gundy Securities Corp., (Maturity Value 10,708,763)
                    Collateral: U.S. Treasury Notes, 6.625% - 7.25%, 02/15/98 - 06/30/01
                     Daiwa Securities America, Inc., (Maturity Value 10,708,763)
                    Collateral: U.S. Treasury Notes, 6.125%, 08/31/98
                     Fuji Securities, Inc., (Maturity Value 10,708,763)
                    Collateral: U.S. Treasury Notes, 5.50% - 8.00%, 01/15/97 - 08/31/00
                     Greenwich Capital Markets, Inc., (Maturity Value 10,708,763)
                    Collateral: U.S. Treasury Notes, 6.00% - 6.25%, 05/31/98 - 08/31/00
                     SBC Warburg, Inc., (Maturity Value 10,708,763)
                    Collateral: U.S. Treasury Notes, 5.875%, 03/31/99
                     UBS Securities L.L.C., (Maturity Value 10,708,763)
                    Collateral: U.S. Treasury Notes, 6.125% - 7.25%, 05/31/97 - 07/31/98......      $ 96,661,823
                                                                                                   -------------
                    Total Investments (Cost $2,437,566,837)98.7% .............................     2,491,142,718
                    Other Assets and Liabilities, Net1.3% ....................................        32,625,841
                                                                                                   -------------
                    Net Assets100.0%..........................................................    $2,523,768,559
                                                                                                   =============
                    At November 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $2,437,566,837 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there
                     was an excess of value over tax cost.....................................     $ 134,147,185
                    Aggregate gross unrealized depreciation for all investments in which there
                     was an excess of tax cost over value.....................................       (80,571,304)
                                                                                                   -------------
                    Net unrealized appreciation...............................................      $ 53,575,881
                                                                                                   =============

PORTFOLIO ABBREVIATIONS:
FRN   - Floating Rate Notes
L.P.  - Limited Partnership
PIK   - Payment-in-Kind
S.F.  - Sinking Fund
aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cSee Note 6 regarding defaulted securities.
dSee Note 8 regarding holdings of 5% voting securities.
eFace  amount for  repurchase  agreements  is for the  underlying  collateral.
 See Note 1(g)  regarding  joint  repurchase agreement.
fFace amount is stated in foreign currency and value is stated in U.S. dollars. gSee Note 1(h) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN HIGH INCOME TRUST

AGE High Income Fund

Financial Statements

Statement of Assets and Liabilities
November 30, 1996 (unaudited)

Assets:
 Investments in securities, at value (identified cost $2,340,905,014)..........................   $2,394,480,895
 Receivables from repurchase agreements, at value and cost.....................................       96,661,823
 Cash..........................................................................................          842,752
 Receivables:
  Dividends and interest.......................................................................       47,665,108
  Capital shares sold..........................................................................        3,318,127
                                                                                                   -------------
Total assets...................................................................................    2,542,968,705
                                                                                                   -------------
Liabilities:
 Payables:
Investment securities purchased on a when-issued basis (Note 1)................................       17,200,000
Capital shares repurchased.....................................................................          268,031
Management fees................................................................................          966,838
Distribution fees..............................................................................          506,160
Shareholder servicing costs....................................................................          136,446
 Accrued expenses and other liabilities........................................................          122,671
                                                                                                   -------------
Total liabilities..............................................................................       19,200,146
                                                                                                   -------------
Net assets, at value...........................................................................   $2,523,768,559
                                                                                                   =============
Net assets consist of:
 Undistributed net investment income...........................................................     $ 10,470,699
 Unrealized depreciation on investments and translation of assets and
 liabilities denominated in foreign currencies.................................................       53,542,957
 Accumulated net realized loss from investments and foreign currency transactions..............     (387,313,626)
 Class I capital shares........................................................................    2,766,717,820
 Class II capital shares.......................................................................       80,350,709
                                                                                                   -------------
Net assets, at value...........................................................................   $2,523,768,559
                                                                                                   =============
Class I Shares:
 Net assets, at value..........................................................................   $2,439,039,870
                                                                                                   =============
 Shares outstanding............................................................................      847,358,430
                                                                                                   =============
 Net asset value per share*....................................................................            $2.88
                                                                                                   =============
Class II Shares:
 Net assets, at value..........................................................................      $84,728,689
                                                                                                   =============
 Shares outstanding............................................................................       29,405,349
                                                                                                   =============
 Net asset value per share*....................................................................            $2.88
                                                                                                   =============


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FRANKLIN HIGH INCOME TRUST

AGE High Income Fund

Financial Statements (cont.)

Statement of Operations
for the six months ended November 30, 1996 (unaudited)

Investment income:
 Interest (Note 1)..............................................................    $115,481,467
 Dividends......................................................................       4,052,539
                                                                                   -------------
Total income....................................................................                    $119,534,006
Expenses:
 Management fees (Note 5).......................................................       5,480,865
 Distribution fees - Class I (Note 5)...........................................       1,264,543
 Distribution fees - Class II (Note 5)..........................................         203,359
 Shareholder servicing costs (Note 5)...........................................         657,290
 Reports to shareholders........................................................         590,280
 Registration and filing fees...................................................         110,278
 Professional fees..............................................................          56,587
 Directors' fees and expenses...................................................          41,598
 Custodian fees.................................................................           6,781
 Other..........................................................................          29,939
                                                                                   -------------
Total expenses..................................................................                       8,441,520
                                                                                                   -------------
 Net investment income..........................................................                     111,092,486
                                                                                                   -------------


Realized and unrealized gain (loss) from investments and foreign currency:
 Net realized loss on:
Investments.....................................................................                      (3,316,755)
Foreign currency transactions...................................................                        (163,920)
 Net unrealized appreciation on:
Investments.....................................................................                      83,017,702
Translation of assets and liabilities denominated in foreign currency...........                         127,224
                                                                                                   -------------
Net realized and unrealized gain on investments and foreign currency............                      79,664,251
                                                                                                   -------------
Net increase in net assets resulting from operations............................                    $190,756,737
                                                                                                   =============

The accompanying notes are an integral part of these financial statements.

FRANKLIN HIGH INCOME TRUST

AGE High Income Fund

Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended November 30, 1996
(unaudited) and for the year ended May 31, 1996

                                                                                 Six months            Year
                                                                                    ended              ended
                                                                              November 30, 1996    May 31, 1996
                                                                                ------------        -----------
Increase in net assets:
 Operations:
Net investment income.......................................................    $ 111,092,486      $ 187,342,385
Net realized loss from investments and foreign currency transactions........       (3,480,675)        (7,697,149)
Net unrealized appreciation on investments and translation of assets
 and liabilities denominated in foreign currencies..........................       83,144,926         28,326,112
                                                                                ------------        -----------
Net increase in net assets resulting from operations........................      190,756,737        207,971,348
Distributions to shareholders from undistributed net investment income:
 Class I....................................................................     (107,097,863)      (192,694,968)
 Class II...................................................................       (2,639,380)        (1,595,105)
Increase in net assets from capital share transactions (Note 3).............      212,947,176        306,555,171
                                                                                ------------        -----------
Net increase in net assets..................................................      293,966,670        320,236,446
Net assets:
 Beginning of year..........................................................    2,229,801,889      1,909,565,443
                                                                                ------------        -----------
 End of year (including undistributed net investment income
  of $10,470,699 - 11/30/96 and $9,555,454 - 5/31/96).......................   $2,523,768,559     $2,229,801,889
                                                                                ============        ===========



The accompanying notes are an integral part of these financial statements.

FRANKLIN HIGH INCOME TRUST

AGE High Income Fund

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (the Trust) is an open-end, diversified management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended. On May 14, 1996, the Board of Trustees of AGE High Income Fund, Inc. approved an Agreement and Plan of Reorganization (the Agreement) whereby the Fund would be reorganized and its domicile changed from a Colorado corporation to a Delaware business trust. In connection with these changes, the Trust's name was also changed to Franklin High Income Trust, formerly known as the AGE High Income Fund, Inc. On September 13, 1996, shareholders of AGE High Income Fund, Inc. approved the Agreement. At November 30, 1996, the Trust consisted of one fund, the AGE High Income Fund (the Fund). The Fund seeks to provide a high level of current income while seeking capital appreciation.

The Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 16, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Directors (the Board). Securities for which market quotations are not available, and securities restricted as to resale, are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions - see Note 6. Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade date and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

g. Repurchase Agreement:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest.

A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At November 30, 1996, all outstanding repurchase agreements held by the Fund had been entered into on November 29,1996.

h. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Fund may purchase securities on a when issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Securities Purchased on a When-Issued or Delayed Delivery Basis: (cont.)

be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Fund has set aside sufficient investment securities as collateral for their purchase commitments.


2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At May 31, 1996, for tax purposes, the Fund had capital loss carryovers as follows:

                                     Expiring in: 1997         $   163,832
                                                  1998          85,786,601
                                                  1999         192,912,531
                                                  2000          63,753,106
                                                  2001          14,304,993
                                                  2002          12,243,104
                                                  2003           4,606,276
                                                             -------------
                                                              $373,770,443
                                                             =============


In addition, from November 1, 1995 through May 31, 1996, the Fund incurred approximately $10,493,762 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as having arisen in the year ended May 31, 1997.

Capital loss carryovers of $92,197,226 expired at May 31, 1996 and were reclassified to paid-in-capital pursuant to Statement of Position (SOP) 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.

For tax purposes, the aggregate cost of securities and unrealized depreciation of the Fund are the same as for financial statement purposes at November 30, 1996.

3. CAPITAL STOCK

At November 30, 1996, there were 5,000,000,000 Class I shares of $0.01 par value capital stock authorized, of which 2,000,000,000 shares were designated as Class I and 2,000,000,000 shares were designated as Class II. The remaining 1,000,000,000 shares were designated as Advisor Class shares. Advisor Class shares are not yet available for sale. Transactions in the Fund's shares for the six months ended November 30, 1996 and the year ended May 31, 1996 were as follows:


                                                        Six Months Ended                    Year Ended
                                                        November 30, 1996                  May 31, 1996
                                                     -----------------------          -----------------------
                                                    Shares           Amount           Shares          Amount
                                                  ----------      ------------      ----------      -----------
Class I Shares:
Shares sold...................................    129,035,806     $361,501,394     231,372,319      $643,863,590
Shares issued in reinvestment of distributions     16,206,518       45,088,556      29,097,278        80,632,284
Shares redeemed...............................    (81,919,972)    (229,832,579)   (166,521,367)     (463,301,557)
                                                  ----------      ------------      ----------      -----------
Net increase..................................     63,322,352     $176,757,371      93,948,230     $ 261,194,317
                                                  ==========      ============      ==========      ===========

3. CAPITAL STOCK (cont.)

                                                              Six Months Ended                Year Ended
                                                              November 30, 1996              May 31, 1996
                                                             -------------------         --------------------
                                                            Shares        Amount         Shares        Amount
                                                           --------     ----------      --------      ---------
Class II Shares:
Shares sold...........................................    15,022,397    $42,173,918    17,825,471    $49,705,233
Shares issued in reinvestment of distributions .......       491,429      1,372,051       273,548        760,988
Shares redeemed.......................................    (2,629,288)    (7,356,164)   (1,835,828)    (5,105,367)
                                                           --------     ----------      --------      ---------
Net increase..........................................    12,884,538    $36,189,805    16,263,191    $45,360,854
                                                           ========     ==========      ========      =========

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended November 30, 1996 aggregated $311,378,858 and $141,011,065, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly based on the net assets of the Fund on the last day of the month as follows:

Annualized Fee Rate     Month End Net Assets
-------------           ----------------------------------
0.625%                  First $100 million
0.50%                   Over $100 million, up to and including $250 million
0.45%                   Over 250 million

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Fund.

b. Shareholders Services Agreement

Under the terms of a shareholder services agreement with Franklin/Templeton Investors Services, Inc., (Investor Services) the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the six months ended November 30, 1996, aggregated $657,290 of which $633,160 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Fund will reimburse Franklin/Templeton Distributors, Inc., (Distributors) in an amount up to a maximum of 0.15% per annum for Class I and 0.65% per annum for Class II, of the average daily net assets of such class, for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Fund under the Plans aggregated $1,467,902 for the six months ended November 30, 1996.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement (cont.)

In its capacity as underwriter for the capital stock of the Fund, Distributors receives commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to dealers for certain sales of the Fund's shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges for the six months ended November 30, 1996, were as follows:

                                                       Class I      Class II
                                                      --------       -------
Total commissions received........................   $5,095,871      $410,012
Paid to other dealers.............................   $4,900,609      $778,084
Contingent deferred sales charge..................          $ 0      $ 27,675

d. Other Affiliated Parties and Transactions

Certain officers and directors of the Fund are also officers and/or directors of Distributors, Advisers, FT Services, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund's portfolio is primarily invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 1996, the Fund held two defaulted securities issued by two companies with a value aggregating $10,136,500, representing .40% of the Fund's net assets. For more information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

There are certain credit risks due to the manner in which the Fund is invested, which may subject the Fund more significantly to economic changes occurring in certain industries, sectors or counties. The Fund has investments in excess of 10% of net assets in the Wireless Communication Industry.

7. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, Advisers serves on the credit committees for Bucyrus-Erie and Grand Union. As a result of this involvement in these committees, Advisers may be in possession of certain material non-public information. Advisers has not sold nor does it intend to sell any of its holdings in these securities while in possession of material non-public information in contravention of the Federal Securities Laws.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. The Fund had investments in such affiliated companies at November 30, 1996, with a value in the amount of $34,366,610. For more information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.


9. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period are as follows:

                                                                       Year ended May 31,
                                  Six Months Ended
Class I                           November 30, 1996    1996         1995        1994         1993        1992
                                     ----------       -------      -------     -------      -------     -------
Per Share Operating
Performance
Net asset value at beginning
 of period.......................        $2.79        $2.77       $2.70        $2.81        $2.72       $2.37
                                     ----------       -------      -------     -------      -------     -------
Net investment income............          .13          .25         .26          .27          .30         .31
Net realized and unrealized
 gain (loss) on securities.......          .092         .034        .074        (.113)        .054        .340
                                     ----------       -------      -------     -------      -------     -------
Total from investment operations.          .222     .284            .334         .157         .354        .650
Less distributions from net
 investment income...............         (.132)       (.264)      (.264)       (.267)       (.264)      (.300)
                                     ----------       -------      -------     -------      -------     -------
Net asset value at end of period.        $2.88        $2.79       $2.77        $2.70        $2.81       $2.72
                                     ==========       =======      =======     =======      =======     =======
TOTAL RETURN *...................         8.22%       10.75%      13.34%        5.19%       13.33%      28.48%

Ratios/Supplemental Data
Net assets at end of period
 (in 000's)......................       $2,439,040  $2,183,738   $1,908,853  $1,817,481   $1,935,919  $1,864,195
Ratio of expenses to average
 net assets......................          .70%+        .70%        .66%         .59%         .56%        .58%
Ratio of net investment income
 to average net assets...........         9.44%+       9.07%       9.71%        9.61%       10.78%      12.18%
Portfolio turnover rate..........         6.38%       19.87%      28.56%       42.32%       38.33%      43.70%




9. FINANCIAL HIGHLIGHTS (cont.)

                                  Six Months Ended

                                  November 30, 1996    1996        1995**
                                     ----------       -------      -------
Class II Shares:
Per Share Operating
Performance
Net asset value at beginning
 of period.......................        $2.79        $2.77       $2.76
                                     ----------       -------      -------
Net investment income............          .13          .25       --
Net realized and unrealized
 gain (loss) on securities.......          .084         .017        .010
                                     ----------       -------      -------
Total from investment operations.          .214         .267        .010
Less distributions from net
 investment income...............         (.124)       (.247)     --
                                     ----------       -------      -------
Net asset value at end of period.        $2.88        $2.79       $2.77
                                     ==========       =======      =======
TOTAL RETURN*....................         7.91%       10.06%        .36%
Ratios/Supplemental Data
Net assets at end of period
 (in 000's)......................          $84,729     $46,064         $713
Ratio of expenses to average
 net assets......................         1.23%+       1.25%       1.14%+
Ratio of net investment income
 to average net assets...........         8.79%+       8.50%       6.91%+
Portfolio turnover rate..........         6.38%       19.87%      28.56%

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charge, and assumes reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charge on reinvested dividends was eliminated.
**For the period May 16, 1995 (effective date) to May 31, 1995.
+Annualized

Franklin AGE High Income Fund Semi-Annual Report November 30, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)


This chart shows in pie format the asset allocation of the fund's portfolio on November 30, 1996, based on total net assets.

Asset Allocation by Asset Class on November 30, 1996

Bonds                               88.3%
Equities                             6.6%
Short-Term Obligations &             5.1%
  Other Net Assets